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                                                                    EXHIBIT 99.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                                       OF
                               CINEMARK USA, INC.


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of Cinemark USA, Inc. (the "Issuer").

I, Lee Roy Mitchell, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

         (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: March 17, 2003.



                                                   /s/ Lee Roy Mitchell
                                             ----------------------------------
                                       Name:       Lee Roy Mitchell
                                             ----------------------------------



Subscribed and sworn to before me
this 17th day of March 2003.


/s/ Keri Chorba
-----------------------------
Name:  Keri Chorba
       ----------------------
Title: Notary Public

My commission expires: 1/28/07